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Scenario Report                MAST0410A WHOLE 30 year 4.8's      Date:10/08/2004   12:01:24                       UBS Investment Bank (page: 1)

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Settlement Date: 10/29/2004   wac:4.82  wam:175.36 Pricing speed: 250  PSA

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         PSA            0          100          250          400          500

            CDR

1A1          Balance:  52,745,183       Coupon:  4.500             Price:  90.000        4YR+415, "Senior Bond, 97.62 perce

       YIELD        6.167        6.578        7.258        7.981        8.471

    AVG LIFE        8.187        6.379        4.621        3.543        3.050

    DURATION        6.121        4.855        3.619        2.854        2.498

      WINDOW        11/04        11/04        11/04        11/04        11/04

     EXP MAT         9/19         9/19         9/19         9/19         9/19

1AX          Balance:  1,151,484        Coupon:  5.000             Price:  90.000        4YR+-2834,

       YIELD      -12.560      -17.513      -25.232      -33.342      -38.998

    AVG LIFE        8.224        6.431        4.685        3.615        3.125

    DURATION        7.417        7.509        7.646        7.780        7.863

      WINDOW        11/04        11/04        11/04        11/04        11/04

     EXP MAT         9/19         9/19         9/19         9/19         9/19

1PO          Balance:  473,802          Coupon:  0.000             Price:  90.000          4YR+-77,

       YIELD        1.317        1.695        2.340        3.038        3.514

    AVG LIFE        8.141        6.376        4.655        3.598        3.113

    DURATION        7.859        6.058        4.355        3.343        2.888

      WINDOW        11/04        11/04        11/04        11/04        11/04

     EXP MAT         7/19         7/19         7/19         7/19         7/19

         PSA            0          100          250          400          500

2A1          Balance:  86,430,367       Coupon:  5.000             Price:  90.000        4YR+463, "Senior Bond, 97.38 perce

       YIELD        6.685        7.084        7.736        8.416        8.872

    AVG LIFE        8.358        6.528        4.751        3.664        3.168

    DURATION        6.066        4.846        3.652        2.910        2.564

      WINDOW        11/04        11/04        11/04        11/04        11/04

     EXP MAT         9/19         9/19         9/19         9/19         9/19

2AX          Balance:  1,613,547        Coupon:  5.000             Price:  90.000       -2YR+-2781,

       YIELD      -12.046      -16.906      -24.475      -32.422      -37.960

    AVG LIFE        8.421        6.604        4.839        3.760        3.266

    DURATION        7.460        7.531        7.633        7.723        7.771

      WINDOW        11/04        11/04        11/04        11/04        11/04

     EXP MAT         9/19         9/19         9/19         9/19         9/19

2PO          Balance:  994,160          Coupon:  0.000             Price:  90.000        -2YR+-102,

       YIELD        1.294        1.665        2.295        2.974        3.434

    AVG LIFE        8.282        6.488        4.742        3.672        3.182

    DURATION        8.003        6.171        4.443        3.419        2.959

      WINDOW        11/04        11/04        11/04        11/04        11/04

     EXP MAT         7/19         7/19         7/19         7/19         7/19

         PSA            0          100          250          400          500

3A1          Balance:  77,706,777       Coupon:  5.500             Price:  90.000        4YR+516, "Senior Bond, 97.74 perce

       YIELD        7.216        7.617        8.269        8.949        9.404

    AVG LIFE        8.449        6.588        4.784        3.684        3.182

    DURATION        5.966        4.775        3.608        2.880        2.540

      WINDOW        11/04        11/04        11/04        11/04        11/04

     EXP MAT         9/19         9/19         9/19         9/19         9/19

3AX          Balance:  1,626,509        Coupon:  5.000             Price:  90.000        4YR+-2751,

       YIELD      -11.881      -16.776      -24.399      -32.405      -37.985

    AVG LIFE        8.508        6.651        4.851        3.752        3.251

    DURATION        7.439        7.517        7.628        7.729        7.787

      WINDOW        11/04        11/04        11/04        11/04        11/04

     EXP MAT         9/19         9/19         9/19         9/19         9/19

3PO          Balance:  600,785          Coupon:  0.000             Price:  90.000          4YR+-85,

       YIELD        1.273        1.639        2.260        2.928        3.379

    AVG LIFE        8.417        6.588        4.813        3.728        3.232

    DURATION        8.141        6.273        4.514        3.475        3.009

      WINDOW        11/04        11/04        11/04        11/04        11/04

     EXP MAT         9/19         9/19         9/19         9/19         9/19

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.